Exhibit (e)(2)

ETF DISTRIBUTION AGREEMENT

EXHIBIT A

Effective as of April 16, 2024

FUNDS

Innovator ETFs Trust

●	Innovator IBD® 50 ETF
●	Innovator IBD® Breakout Opportunities ETF
●	Innovator Loup Frontier Tech ETF
●	Innovator Laddered Allocation Buffer ETF
●	Innovator Laddered Allocation Power Buffer ETF
●	Innovator S&P Investment Grade Preferred ETF
●	Innovator U.S. Equity Buffer ETF – January
●	Innovator U.S. Equity Buffer ETF – February
●	Innovator U.S. Equity Buffer ETF – March
●	Innovator U.S. Equity Buffer ETF – April
●	Innovator U.S. Equity Buffer ETF – May
●	Innovator U.S. Equity Buffer ETF – June
●	Innovator U.S. Equity Buffer ETF – July
●	Innovator U.S. Equity Buffer ETF – August
●	Innovator U.S. Equity Buffer ETF – September
●	Innovator U.S. Equity Buffer ETF – October
●	Innovator U.S. Equity Buffer ETF – November
●	Innovator U.S. Equity Buffer ETF – December
●	Innovator U.S. Equity Power Buffer ETF – January
●	Innovator U.S. Equity Power Buffer ETF – February
●	Innovator U.S. Equity Power Buffer ETF – March
●	Innovator U.S. Equity Power Buffer ETF – April
●	Innovator U.S. Equity Power Buffer ETF – May
●	Innovator U.S. Equity Power Buffer ETF – June
●	Innovator U.S. Equity Power Buffer ETF – July
●	Innovator U.S. Equity Power Buffer ETF – August
●	Innovator U.S. Equity Power Buffer ETF – September
●	Innovator U.S. Equity Power Buffer ETF – October
●	Innovator U.S. Equity Power Buffer ETF – November
●	Innovator U.S. Equity Power Buffer ETF – December
●	Innovator U.S. Equity Ultra Buffer ETF – January
●	Innovator U.S. Equity Ultra Buffer ETF – February
●	Innovator U.S. Equity Ultra Buffer ETF – March
●	Innovator U.S. Equity Ultra Buffer ETF – May
●	Innovator U.S. Equity Ultra Buffer ETF – April

●	Innovator U.S. Equity Ultra Buffer ETF – June
●	Innovator U.S. Equity Ultra Buffer ETF – July
●	Innovator U.S. Equity Ultra Buffer ETF – August
●	Innovator U.S. Equity Ultra Buffer ETF – September
●	Innovator U.S. Equity Ultra Buffer ETF – October
●	Innovator U.S. Equity Ultra Buffer ETF – November
●	Innovator U.S. Equity Ultra Buffer ETF – December
●	Innovator International Developed Power Buffer ETF – January
●	Innovator International Developed Power Buffer ETF – February
●	Innovator International Developed Power Buffer ETF – March
●	Innovator International Developed Power Buffer ETF – April
●	Innovator International Developed Power Buffer ETF – May
●	Innovator International Developed Power Buffer ETF – July
●	Innovator International Developed Power Buffer ETF – September
●	Innovator International Developed Power Buffer ETF – October
●	Innovator International Developed Power Buffer ETF – November
●	Innovator International Developed Power Buffer ETF – December
●	Innovator Emerging Markets Power Buffer ETF – January
●	Innovator Emerging Markets Power Buffer ETF – April
●	Innovator Emerging Markets Power Buffer ETF – July
●	Innovator Emerging Markets Power Buffer ETF – October
●	Innovator U.S. Small Cap Power Buffer ETF – January
●	Innovator U.S. Small Cap Power Buffer ETF – April
●	Innovator U.S. Small Cap Power Buffer ETF – July
●	Innovator U.S. Small Cap Power Buffer ETF – October
●	Innovator Growth-100 Power Buffer ETF – January
●	Innovator Growth-100 Power Buffer ETF – April
●	Innovator Growth-100 Power Buffer ETF – July
●	Innovator Growth-100 Power Buffer ETF – October
●	Innovator 20+ Year Treasury Bond Floor 5 ETF – Quarterly
●	Innovator 20+ Year Treasury Bond Buffer 9 ETF – July
●	Innovator Double Stacker ETF – January
●	Innovator Double Stacker 9 Buffer ETF – January
●	Innovator Triple Stacker ETF – January
●	Innovator U.S. Equity Accelerated ETF – January
●	Innovator U.S. Equity Accelerated ETF – April
●	Innovator U.S. Equity Accelerated ETF – July
●	Innovator U.S. Equity Accelerated ETF – October
●	Innovator U.S. Equity Accelerated Plus ETF – January
●	Innovator U.S. Equity Accelerated Plus ETF – April
●	Innovator U.S. Equity Accelerated Plus ETF – July
●	Innovator U.S. Equity Accelerated Plus ETF – October
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – January

●	Innovator U.S. Equity Accelerated 9 Buffer ETF – April
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – July
●	Innovator U.S. Equity Accelerated 9 Buffer ETF – October
●	Innovator U.S. Equity Accelerated ETF – Quarterly
●	Innovator Growth Accelerated ETF – Quarterly
●	Innovator Growth Accelerated Plus ETF – January
●	Innovator Growth Accelerated Plus ETF – April
●	Innovator Growth Accelerated Plus ETF – July
●	Innovator Growth Accelerated Plus ETF – October
●	Innovator Defined Wealth Shield ETF
●	Innovator Buffer Step-Up Strategy ETF
●	Innovator Power Buffer Step-Up Strategy ETF
●	Innovator Hedged TSLA Strategy ETF
●	Innovator Uncapped Accelerated U.S. Equity ETF
●	Innovator Gradient Tactical Rotation Strategy ETF
●	Innovator Equity Managed Floor ETF
●	Innovator Nasdaq-100® Managed Floor ETF
●	Innovator Premium Income 10 Barrier ETF – April
●	Innovator Premium Income 20 Barrier ETF – April
●	Innovator Premium Income 30 Barrier ETF – April
●	Innovator Premium Income 40 Barrier ETF – April
●	Innovator Premium Income 9 Buffer ETF – April
●	Innovator Premium Income 15 Buffer ETF – April
●	Innovator Premium Income 10 Barrier ETF – July
●	Innovator Premium Income 20 Barrier ETF – July
●	Innovator Premium Income 30 Barrier ETF – July
●	Innovator Premium Income 40 Barrier ETF – July
●	Innovator Premium Income 10 Barrier ETF – October
●	Innovator Premium Income 20 Barrier ETF – October
●	Innovator Premium Income 30 Barrier ETF – October
●	Innovator Premium Income 40 Barrier ETF – October
●	Innovator Premium Income 9 Buffer ETF – October
●	Innovator Premium Income 15 Buffer ETF – October
●	Innovator Equity Defined Protection ETF – 2 Yr to July 2025
●	Innovator U.S. Equity 5 to 15 Buffer ETF – Quarterly
●	Innovator U.S. Equity 10 Buffer ETF – Quarterly
●	Innovator Equity Defined Protection ETF – 2 Yr to January 2026
●	Innovator Equity Defined Protection ETF – 2 Yr to April 2026
●	Innovator Premium Income 10 Barrier ETF – January
●	Innovator Premium Income 20 Barrier ETF – January
●	Innovator Premium Income 30 Barrier ETF – January
●	Innovator Premium Income 40 Barrier ETF – January
●	Innovator Premium Income 9 Buffer ETF – January
●	Innovator Premium Income 15 Buffer ETF – January